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                 EMPLOYEE BENEFITS AND OTHER EMPLOYMENT MATTERS
                              ALLOCATION AGREEMENT

                          DATED AS OF SEPTEMBER , 1997

                                 BY AND BETWEEN

                             HFS CAR RENTAL, INC.,
                            A DELAWARE CORPORATION,

                         AVIS RENT A CAR SYSTEM, INC.,
                             A DELAWARE CORPORATION

                                      AND

                               HFS INCORPORATED,
                             A DELAWARE CORPORATION



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


                               TABLE OF CONTENTS

                                                                            Page

                                   ARTICLE I
                                  DEFINITIONS................................  2

         Section 1.1  General................................................  2
         Section 1.2  Schedules, Etc.........................................  5
         Section 1.3  Certain Constructions..................................  5

                                   ARTICLE II
                      EMPLOYEE BENEFITS; LABOR MATTERS.......................  5

         Section 2.1       General...........................................  5
         Section 2.2       Avis Voluntary Savings
                           Plan..............................................  6
         Section 2.3       Avis, Inc. Employee
                           Stock Ownership Plan..............................  8
         Section 2.4       Retirement Plan for
                           Employees as of June
                           30, 1985 of Avis Rent
                           A Car System, Inc.................................  9
         Section 2.5       Pension Plan for Bargaining Hourly Employees...... 13
         Section 2.6       Welfare Plans..................................... 13
         Section 2.7       Severance Pay..................................... 16
         Section 2.8       ARAC Miscellaneous
                           Plans............................................. 16
         Section 2.9       Collective Bargaining
                           Agreements........................................ 17
         Section 2.10      Employment Agreements............................. 18
         Section 2.11      Other Balance Sheet
                           Adjustments....................................... 18
         Section 2.12      Preservation of Rights
                           To Amend or Terminate
                           Plans............................................. 19
         Section 2.13      Reimbursement; Indemnification.................... 19

                                                                            Page

                                  ARTICLE III
                                 MISCELLANEOUS............................... 21

         Section 3.1       Complete Agreement;
                           Construction...................................... 21
         Section 3.2       Governing Law..................................... 21
         Section 3.3       Notices........................................... 21
         Section 3.4       Amendments........................................ 22
         Section 3.5       Successors and Assigns............................ 23
         Section 3.6       Termination....................................... 23
         Section 3.7       No Third Party Beneficiaries...................... 23
         Section 3.8       Titles and Headings............................... 23
         Section 3.9       Schedules......................................... 24
         Section 3.10      Legal Enforceability.............................. 24

                 EMPLOYEE BENEFITS and OTHER EMPLOYMENT MATTERS
                              ALLOCATION AGREEMENT


                  Employee Benefits and Other Employment Matters Allocation Agreement (the "Agreement"), dated as of September , 1997, by and between HFS Car Rental, Inc. (formerly, Avis, Inc.), a Delaware corporation ("Car Rental"), Avis Rent A Car System, Inc., a Delaware corporation and a wholly owned subsidiary of Car Rental ("ARAC") and HFS Incorporated, a Delaware corporation ("HFS").

                  WHEREAS, the Board of Directors of Car Rental and the Board of Directors of ARAC has entered into the Separation Agreement (the "Separation Agreement") dated as of July 31, 1997, by and between Car Rental and ARAC, pursuant to which, among other things, it is contemplated that Car Rental will conduct a public offering of approximately 70% of the common stock of ARAC
(the "Separation"); and

                  WHEREAS, in connection with the Separation, Car Rental, ARAC and HFS desire to provide for the allocation of assets and liabilities and other matters relating to employee benefit arrangements and other employment matters.

                  NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

                  Section 1.1 General. As used in this Agreement, the following terms shall have the following meanings. Capitalized terms used herein but not defined shall have the meanings set forth in the Separation Agreement:

                  ARAC Employee: any individual who is, following the Separation, intended to be employed by ARAC or an ARAC Subsidiary on an ongoing basis.

                  ARAC Individual: any individual who (i) is an ARAC Employee as of the Separation, (ii) is, as of the Separation, a former or retired employee of Car Rental, a HFS/Car Rental Subsidiary, ARAC or an ARAC Subsidiary, or (iii) is a beneficiary of any individual specified in clause (i) or (ii).

                  ARAC Subsidiary: any direct or indirect subsidiary of ARAC that, effective as of the Separation or otherwise in connection with the Separation, will be, or is contemplated by the Separation Agreement to be, a di-rect or indirect subsidiary of ARAC, and any other subsidiary of ARAC which may be organized or acquired on or after the Separation.


                  Car Rental Employee: any individual who is, as of the Separation, intended to be employed by Car Rental or any Car Rental/HFS Subsidiary on an ongoing basis.

                  Car Rental Individual: any individual who is a Car Rental Employee as of the Separation or any beneficiary thereof.

                  Car Rental/HFS Subsidiary: as of and following the Separation Date, WIZCOM, any direct or indirect subsidiary of WIZCOM (including without limitation Preferred Holidays) or any direct or indirect subsidiary of Car Rental other than ARAC or any ARAC Subsidiary.

                  Code: the Internal Revenue Code of 1986, as amended.

                  Collective Bargaining Agreement: any collective bargaining and other labor agreement to which ARAC or any of its subsidiaries is a party.

                  Current Plan Year: the plan year or fiscal year, to the extent applicable with respect to any Plan, during which the Separation occurs.

                  ERISA: the Employee Retirement Income Security Act of 1974, as amended.

                  Plan: any plan, program, policy or arrangement or contract or agreement providing benefits for ARAC Individuals or Car Rental Individuals, whether formal or informal or written or unwritten and whether or not legally binding, and including, without limitation, any means, whether or not legally required, pursuant to which any benefit is provided by an employer to any employee or former employee or the beneficiary or beneficiaries of any such employee or former employee.

                  Separation: the public offering by Car Rental of approximately 70% of the Common Stock of ARAC, or such other transaction or series of integrated transactions contemplated by the Separation Agreement.

                  Transition Period: the period beginning with the Separation and ending on December 31, 1997.

                  Welfare Plan: any Plan, each of which is listed on Schedule A, which provides medical, health, disability, accident, life insurance, death, dental or any other welfare benefit, including, without limitation, any post-employment or post-retirement benefit.

                  Section 1.2 Schedules, Etc. References to a "Schedule" are, unless otherwise specified, to one of the

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Schedules attached to this Agreement, and references to a "Section" are, unless otherwise specified, to one of the Sections of this Agreement.

                  Section 1.3 Certain Constructions. References to the singular in this Agreement shall refer to the plural and vice-versa and references to the disjunctive shall refer to the conjunctive and vice-versa and references to the masculine shall refer to the feminine and vice-versa.

                                   ARTICLE II

                        EMPLOYEE BENEFITS; LABOR MATTERS

                  Section 2.1 General. Except as otherwise set forth in this Agreement, effective as of and following the Separation (i) ARAC shall provide the ARAC Employees with employee benefits which it deems appropriate and (ii) HFS shall provide the Car Rental Employees with employee benefits which it deems appropriate.

                  Section 2.2  Avis Voluntary Savings Plan.

                  (a) Effective as of the Separation, ARAC shall amend the Avis Voluntary Savings Plan (the "Savings Plan") and take such other action as may be necessary and appropriate to provide that, during the Transition Period,
(i) each Car Rental Employee shall be deemed not to have terminated employment with ARAC and its subsidiaries for purposes of the Savings Plan by virtue of the Separation so long as such employee remains employed with Car Rental, any Car Rental/HFS Subsidiary or HFS, (ii) each Car Rental Employee shall accrue service credit for purposes of eligibility to participate and vesting under the Savings Plan for all service as an employee with Car Rental, any Car Rental/HFS Subsidiary or HFS and (iii) the compensation received by each Car Rental Employee from Car Rental, any Car Rental/HFS Subsidiary or HFS, to the extent applicable, shall be used as the Compensatio] (as defined in the Savings
Plan) of such employee. In consideration for the benefits to be provided under the Savings Plan to Car Rental Employees in accordance with this Section 2.2, HFS shall pay to ARAC an amount equal to all contributions (other than payroll-deduction contributions) made to the Savings Plan on behalf of Car

Rental Employees during the Transition Period, as well as ARAC's reasonable costs and expenses for administering the Savings Plan with respect to Car Rental Employees during the Transition Period.

                  (b) Effective as of the Separation (subject to the provisions of paragraph (a) of this Section 2.2), the parties hereto shall take all action necessary and appropriate to cause ARAC to (i) maintain and become the sole sponsor of the Savings Plan and (ii) assume and be solely responsible for all assets, liabilities and obligations whatsoever under the Savings Plan, including the obligation to make contributions thereto, regardless of whether such obligation to contribute relates to services before or after the Separation.

                  (c) Effective as of the close of the Transition Period, HFS shall take all action necessary and appropriate to (i) cause each of the Car Rental Employees to become eligible to participate in the HFS Incorporated Employee Savings Plan (the "HFS Savings Plan") and (ii) to provide that such Car Rental Employees shall receive service credit for all purposes under the HFS Savings Plan for all periods of service with Car Rental and its subsidiaries prior to the Separation to the same extent any such service was recognized under the Savings Plan as of the effective date of the Separation.

                  (d) Effective as of the close of the Transition Period, Car Rental Employees shall not be eligible to make any contributions, or have ARAC or the ARAC Subsidiaries make any contributions on their behalf, to the Savings Plan. As soon as practicable following the close of the Transition Period, ARAC and HFS shall take any and all action necessary and appropriate to execute a direct plan-to-plan transfer to the HFS Savings Plan of all of the account balances of each of the Car Rental Employees (including, if applicable, any outstanding participant loans to the extent that the transfer of such loan will not cause a taxable distribution to the Car Rental Employee, subject to each such Car Rental Employee executing a loan agreement with the HFS Savings Plan, the form of which agreement shall be reasonably satisfactory to HFS, for the balance of such loan).

                  Section 2.3 Avis, Inc. Employee Stock Ownership Plan. Effective as of the Separation, the parties hereto shall take all action necessary and appropriate to cause ARAC to become the sole sponsor of the Avis, Inc. Employee Stock Ownership Plan (the "ESOP") and ARAC shall assume and be solely responsible for all liabilities and obligations whatsoever under the ESOP, including such liabilities and obligations arising in respect of Car Rental Individuals. Each participant of the ESOP (whether such participant is an ARAC Individual or a Car Rental Individual) shall be treated in accordance with the terms of the ESOP.

                  Section 2.4 Retirement Plan for Employees as of June 30, 1985 of Avis Rent A Car System, Inc.

                  (a) Effective as of the Separation (subject to the provisions of paragraph (a) of this Section 2.4), the parties hereto shall take all action necessary and appropriate to cause ARAC to (i) become the sole sponsor of the Retirement Plan for Employees as of June 30, 1985 of Avis Rent A Car System, Inc. (the "ARAC Retirement Plan") and (ii) assume and be solely responsible for all assets, liabilities and obligations whatsoever under the ARAC Retirement Plan, including such liabilities and obligations arising in respect of Car Rental Individuals.

                  (b) Effective as of the Separation, ARAC shall amend the ARAC Retirement Plan and take such other action necessary and appropriate to provide that, for a period (the "ARAC Retirement Plan Transition Period") beginning on the date of the Separation and ending on December 31, 1998 or such earlier date as HFS shall determine (i) each

Car Rental Employee shall be deemed not to have terminated employment with ARAC and its subsidiaries for purposes of the ARAC Retirement Plan by virtue of the Separation so long as such employee remains employed with Car Rental, any Car Rental/HFS Subsidiary or HFS, (ii) each Car Rental Employee shall accrue additional service credit for all purposes under the ARAC Retirement Plan for all service as an employee with Car Rental, any Car Rental/HFS Subsidiary or HFS and (iii) the compensation received by each Car Rental Employee from Car Rental, any Car Rental/HFS Subsidiary or HFS, to the extent applicable, shall be used in determining the Final Average Pay (as defined in the ARAC Retirement
Plan) of such employee.

                  (c) In consideration for the benefits to be provided under the ARAC Retirement Plan to Car Rental Employees in accordance with Section 2.4(b) above, HFS shall pay to ARAC an amount (the "HFS Amount") equal to the excess, if any, of (i) the present value of the accrued benefit that each Car Rental Employee would be entitled to under the ARAC Retirement Plan (as in effect on the date hereof) upon reaching normal retirement age assuming that such employee terminated employment with Car Rental and its subsidiaries immediately following the

ARAC Retirement Plan Transition Period or, if earlier, on the date such Car Rental Employee actually terminates employment with Car Rental, any Car Rental/HFS Subsidiary or HFS, determined as of the last day of the ARAC Retire-ment Plan Transition Period and after giving effect to Section 2.4(b) above over (ii) the present value of the accrued benefit that each Car Rental Employee would be entitled to under the ARAC Retirement Plan (as in effect on the date hereof) upon reaching normal retirement age assuming that such employee terminated employment with Car Rental and its subsidiaries immediately prior to the Separation (and, accordingly, assuming that such employee would not accrue additional service credit or be credited with any increase in Final Average Pay after such termination). The HFS Amount shall (i) be calculated by an enrolled actuary selected by HFS (the "HFS Actuary") in connection with the first regular actuarial valuation of the ARAC Retirement Plan following the end of the ARAC Retirement Plan Transition Period, and (ii) be calculated using the same actuarial assumptions applied to such annual actuarial valuation, which assumptions shall be substantially consistent with the assumptions used in previous valuations of the ARAC Retirement Plan. Upon the receipt by HFS of a report from the HFS Actuary indicating the HFS Amount and detailing the method of valuation and the assumptions used, HFS shall pay to ARAC, within 30 days after such receipt, the HFS Amount.


                  (d) The HFS Actuary shall deliver its report detailing the calculation of the HFS Amount to HFS, Car Rental and ARAC as soon as reasonably practicable. If ARAC shall disagree with the determination of the HFS Amount made by the HFS Actuary, ARAC shall have the right within 30 days after receipt of notice of such determination and back-up work papers to notify HFS that its enrolled actuary (the "ARAC Actuary")(whose fees and expenses shall be paid by ARAC) disagrees with the determination made by the HFS Actuary. If such actuaries cannot agree on the HFS Amount within 30 days of the date of the notice from ARAC to HFS, such amount shall be finally determined by another enrolled actuary selected by agreement between the HFS Actuary and the ARAC actuary, whose fees and expenses shall be borne solely by ARAC. HFS shall pay the HFS Amount to ARAC no later than 5 business days following the final determination of the HFS Amount. Upon the payment of the HFS Amount, neither HFS, Car Rental nor any of their respective subsidiaries shall have any further obligations whatsoever under or with respect to the ARAC Retirement Plan.


                  Section 2.5 Pension Plan for Bargaining Hourly Employees.

                  Effective as of the Separation, the parties hereto shall take all action necessary and appropriate to cause ARAC to (i) become the sole sponsor of the Avis Rent A Car System, Inc. Pension Plan for Bargaining Hourly Employees (the "Hourly Pension Plan") and (ii) assume and be solely responsible for all assets, liabilities and obligations whatsoever under the Hourly
Pension Plan.

                  Section 2.6  Welfare Plans.

                  (a) As of the Separation (i) ARAC shall assume or retain and shall be solely responsible for, or cause its insurance carriers to be responsible for (A) all liabilities and obligations whatsoever that relate to claims of ARAC Individuals, whether or not incurred prior to the Separation, in connection with all claims under any Welfare Plan (including any Welfare Plan providing for post-retirement benefits) and (B) all liabilities and obligations whatsoever that relate to claims of Car Rental Individuals, but only to the extent such claims were incurred prior to the Separation (whether or not a claim was filed prior to the Separation) in connection with all claims under any Welfare Plan (including any Welfare Plan providing for post-retirement benefits), and (ii) Car Rental shall assume or retain and shall be solely responsible for, or cause its insurance carriers to be responsible for, all liabilities and obligations whatsoever that relate to claims of Car Rental Employees, but only to the extent such claims are incurred after the Separation, in connection with all claims under any Welfare Plan (including any Welfare Plan providing for post-retirement benefits).

                  (b) Effective as of the Separation, ARAC shall amend the Welfare Plans and take such other action necessary and appropriate to provide that, during the Transition Period, each Car Rental Employee shall be deemed not to have terminated employment with ARAC and its subsidiaries for purposes of the Welfare Plans by virtue of the Separation so long as such employee remains employed with Car Rental, any Car Rental/HFS Subsidiary or HFS. In consideration for the benefits to be provided under the Welfare Plans to Car Rental Employees in accordance with this Section 2.6, HFS shall pay to ARAC an amount equal to all claims or premiums, as applicable, paid under the Welfare Plans on behalf of Car Rental Employees during the Transition Period, as well as ARAC's reasonable costs and expenses for administering the Welfare Plans with respect to Car Rental Employees during the Transition Period.

                  (c) Effective as of (i) the Separation Period, ARAC shall take all action necessary and appropriate to assume each existing Welfare Plan and (ii) the close of the Transition Period, Car Rental and HFS shall take all action necessary and appropriate to either establish new welfare plans, or provide existing welfare plans maintained by HFS or any of its subsidiaries, to the Car Rental Employees. HFS shall take such further actions necessary and appropriate to provide that under the terms of such welfare plans provided to Car Rental Employees (whether such welfare plans are provided by HFS, Car Rental or any of their respective subsidiaries), each Car Rental Employee shall receive service credit for all past service with Car Rental, ARAC and their respective subsidiaries as if such service had been rendered to Car Rental and shall credit such Car Rental Employees with respect to deductibles, copayments, out-of-pocket maximums and the like with amounts credited to such Car Rental Employees under the corresponding Welfare Plan as of the close of the Transition Period. In connection with the foregoing, ARAC agrees to provide HFS or its designated insurance representative with such information as may be reasonably requested by HFS and necessary for HFS to establish any such welfare plan and to enroll such Car Rental Employees.

                  Section 2.7 Severance Pay. Effective as of the Separation, the parties hereto shall take all action necessary and appropriate to provide that, effective as of the Separation (i) ARAC shall assume and become the sole sponsor of the Avis Separation Allowance Plan and all other severance plans and policies maintained by Car Rental, ARAC and any of their respective subsidiaries (the "Severance Plans") and (ii) with respect to Car Rental Employees, any cessation of employment with ARAC or any ARAC Subsidiary shall not be deemed a termination of employment from ARAC for purposes of the Severance Plans.

                  Section 2.8 ARAC Miscellaneous Plans. Except as otherwise provided in this Agreement, effective as of the Separation, ARAC shall assume each and every Plan sponsored or maintained by Car Rental, ARAC and their respective subsidiaries and in effect as of the Separation (the "Miscellaneous Plans"). Except as otherwise provided in this Agreement, effective as of the Separa-tion, ARAC shall be solely responsible for the payment of all liabilities and obligations whatsoever under each Miscellaneous Plan, whether or not such liabilities and obligations relate to ARAC Individuals and whether accrued before or after the Separation; provided, however, that no Car Rental Employee shall be entitled to accrue benefits under such Miscellaneous Plans after the Separation.

                  Section 2.9 Collective Bargaining Agreements. Effective as of the Separation, ARAC shall retain or assume, and shall discharge all of the liabilities and obligations of ARAC and its subsidiaries relating to any Collective Bargaining Agreement, and shall be bound by any and all provisions of such Collective Bargaining Agreements as if ARAC were the signatory employer. The liabilities and obligations referred to in the preceding sentence shall include, without limitation, all obligations to contribute to, and participate in, any pension or welfare benefit plan referred to or contemplated by such Collective Bargaining Agreements (the "CBA Plans"). Car Rental and ARAC shall take any and all action necessary and appropriate to assure that the foregoing provisions of this Agreement and the transactions contemplated by the Separation Agreement shall not cause, or be deemed to cause, Car Rental, ARAC or any of their respective subsidiaries to withdraw (including any full or partial withdrawal, in each case within the meaning of Sections 4203 and 4205 of ERISA) from any CBA Plan which is a "multiemployer plan" (within the meaning of Section 3(37) ERISA). The provisions of this
Section 2.9 are, to the extent applicable, governed by and subject to the Labor Management Relations Act, as amended.

                  Section 2.10 Employment Agreements. Effective as of the Separation, the parties hereto shall take all action necessary and appropriate to cause (i) Car Rental to assume each employment, severance and similar agreement entered into by any Car Rental Individual with any of Car Rental, ARAC or any of their respective subsidiaries and (ii) ARAC to assume each employment, severance and similar agreement entered into by any ARAC Individual with any of Car Rental, ARAC or any of their respective subsidiaries.

                  Section 2.11 Other Balance Sheet Adjustments. To the extent not otherwise provided in this Agreement, ARAC and Car Rental shall take such action as is necessary and appropriate to effect an adjustment to the books of ARAC and Car Rental so that, as of the Separation, the prepaid expense balances and accrued liabilities with re-spect to any employee liability or obligation assumed or retained as of the Separation by ARAC, on the one hand, and Car Rental on the other hand, are appropriately reflected on the respective consolidated balance sheets as of the Separation, respectively, of ARAC and Car Rental.

                  Section 2.12 Preservation of Rights To Amend or Terminate Plans. No provisions of this Agreement shall be construed as a limitation on the right of ARAC or Car Rental to amend any Plan or terminate its participation therein which ARAC or Car Rental would otherwise have under the terms of such Plan or otherwise, and no provision of this Agreement shall be construed to create a right in any employee or former employee or beneficiary of such employee or former employee under a Plan which such employee or former employee or beneficiary would not otherwise have under the terms of the Plan itself.

                  Section 2.13 Reimbursement; Indemnification. The parties hereto acknowledge that ARAC, on the one hand, and Car Rental, on the other hand, may incur costs and expenses (including, but not limited to, contributions to Plans and the payment of insurance premiums) arising from or related to any of the Plans which are, as set forth in this Agreement, the responsibility of the other party hereto. Accordingly, ARAC (and any ARAC Sub-sidiary responsible therefor) and Car Rental (and any Car Rental/HFS Subsidiary responsible therefor) agree to reimburse each other, as soon as practicable but in any event within 30 days of receipt from the other party of appropriate verification, for all such costs and expenses reduced by the amount of any tax reduction or recovery of tax benefit realized by ARAC or Car Rental, as the case may be, in respect of the corresponding payment made by it. All liabilities and obligations retained, assumed or indemnified by ARAC or any ARAC Subsidiary pursuant to this Agreement, in each case, shall be deemed to be ARAC Liabilities, as defined in the Separation Agreement, and all liabilities retained, assumed or indemnified by Car Rental or any Car Rental/HFS Subsidiary pursuant to this Agreement, shall be deemed to be Car Rental Liabilities, as defined in the Separation Agreement, and, in each case, shall be subject to the indemnification provisions set forth in Article IV thereof. Notwithstanding anything to the contrary contained herein, ARAC shall be solely responsible for legal and other fees, costs and expenses related to the amendment of any Plans maintained by ARAC ("Amendment Costs") and shall reimburse HFS and Car Rental for any Amendment Costs incurred by either of them.

                                  ARTICLE III

                                 MISCELLANEOUS

                  Section 3.1 Complete Agreement; Construction. This Agreement, including the Schedules hereto and the agreements and documents referred to shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter. Notwithstanding any other provisions in this Agreement or the Separation Agreement to the contrary, in the event and to the extent that there shall be a conflict between the provisions of the Separation Agreement and this Agreement, the provisions of this Agreement shall control.

                  Section 3.2 Governing Law. Subject to applicable federal law, this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws thereof.

                  Section 3.3 Notices. All notices and other communications hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which such notice is received:

                  To ARAC:
                           Avis Rent A Car System, Inc.
                           900 Old Country Road
                           Garden City, NY 11530
                           Attention: General Counsel
                           Telecopy Number: (516) 222-3751

                  To Car Rental:

                           HFS Car Rental, Inc.
                           6 Sylvan Way
                           Parsippany, NJ  07054
                           Attention: Senior Vice President and
                            Corporate Counsel
                           Telecopy Number: (201) 359-5331

                  To HFS:

                           HFS Incorporated
                           6 Sylvan Way
                           Parsippany, NJ  07054
                           Attention: Senior Vice President and
                            Corporate Counsel
                           Telecopy Number: (201) 359-5331

                  Section 3.4 Amendments. This Agreement may not be modified or amended except by an agreement in writing signed by the parties.

                  Section 3.5 Successors and Assigns. This Agreement and all of the provisions hereof shall be
                                       22
binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

                  Section 3.6 Termination. This Agreement shall terminate in the event that the Separation Agreement is terminated and the Separation abandoned prior to the Separation Date. In the event of such termination, neither party shall have any liability of any kind to the other party.

                  Section 3.7 No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and their respective subsidiaries and shall not be deemed to confer upon third parties (including without limitation any Car Rental Individual or ARAC Individual) any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

                  Section 3.8 Titles and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning of or interpretation of this Agreement.

                  Section 3.9 Schedules. The Schedules shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

                  Section 3.10 Legal Enforceability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                            AVIS Rent A Car System, INC.



                                            By
                                              ---------------------------
                                              Title:



                                            HFS CAR RENTAL, INC.



                                            By
                                              ---------------------------
                                              Title:



                                            HFS INCORPORATED



                                            By
                                              ---------------------------
                                              Title: